UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) July 27, 2022

Rocket Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39432	84-4946470
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1050 Woodward Avenue Detroit, MI 48226
(Address of principal executive offices) (Zip Code)

(313) 373-7990
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	RKT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 27, 2022, Rocket Mortgage, LLC (“Rocket Mortgage”), a Michigan limited liability company, as borrower, entered into a new $1.0 billion MSR facility (the “Agreement”) with Citibank, N.A. (“Citibank”), as lender. The Agreement supplements the Master Repurchase Agreement, dated as of September 4, 2019 (as amended through the date hereof, the “Citi Master Repurchase Agreement”), by and between Rocket Mortgage and Citibank by creating a $1.0 billion sublimit to the $2.0 billion line amount under the Citi Master Repurchase Agreement providing for mortgage loan servicing (“MSR”) financing. Proceeds of the borrowings under the sublimit will be used to fund servicer advances or purchases of MSRs. Borrowings under the sublimit are secured by certain government-sponsored enterprise MSRs. The other material terms and conditions of the Citi Master Repurchase Agreement remain unchanged.

Following the execution of the Agreement, as of July 27, 2022, the total funding capacity of Rocket Mortgage, including pursuant to all master repurchase agreements, early funding facilities, unsecured lines of credit, MSR lines of credit and early buy out facilities, remains unchanged at $29.6 billion. This figure compares with $33.5 billion and $34.2 billion as of March 31, 2022 and December 31, 2021, respectively.

The foregoing description of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of the Agreement, a copy of which will be filed with the quarterly report on Form 10-Q of Rocket Companies, Inc. for the period ending June 30, 2022.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained under Item 1.01 above is hereby incorporated in this Item 2.03 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2022

ROCKET COMPANIES, INC.

By:	/s/ Julie Booth
Name:	Julie Booth
Title:	Chief Financial Officer and Treasurer